                                                                    EXHIBIT 21.1



SUBSIDIARIES OF SUMMIT HOLDING SOUTHEAST, INC. (THE "REGISTRANT")*:



                NAME OF ENTITY                        JURISDICTION OF INCORPORATION
--------------------------------------------------------------------------------------------
Summit Holding Corporation                                       Florida
Bridgefield Employers Insurance Company                          Florida
  (formerly, Employers Self Insurers Fund)



SUBSIDIARIES OF SUMMIT HOLDING CORPORATION*:



                NAME OF ENTITY                        JURISDICTION OF INCORPORATION
--------------------------------------------------------------------------------------------
Meritec Solutions, Inc.                                          Georgia
Summit Healthcare, Inc.                                          Florida
Summit Consulting, Inc.                                          Florida



SUBSIDIARIES OF BRIDGEFIELD EMPLOYERS INSURANCE COMPANY*:



                NAME OF ENTITY                        JURISDICTION OF INCORPORATION
--------------------------------------------------------------------------------------------
Bridgefield Casualty Insurance Company, Inc.                     Florida
U. S. Employers Insurance, Inc.                               Cayman Islands



SUBSIDIARIES OF SUMMIT HEALTHCARE HOLDINGS, INC.*:



                NAME OF ENTITY                        JURISDICTION OF INCORPORATION
--------------------------------------------------------------------------------------------
Carolina Med Summit, Inc.                                     North Carolina
Carolina Summit Healthcare, Inc.                              North Carolina
Heritage/Summit Healthcare of Florida, Inc.                      Florida



SUBSIDIARIES OF SUMMIT CONSULTING, INC.*:



                NAME OF ENTITY                        JURISDICTION OF INCORPORATION
--------------------------------------------------------------------------------------------
Summit Loss Control Services, Inc.                               Florida
Summit Claims Management, Inc.                                   Florida
Commercial Insurance of Central Florida, Inc.                    Florida


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* Gives effect to the Conversion, as described in the Registration Statement of which this Exhibit is a part. All of the subsidiaries do business under their legal names.